FOR IMMEDIATE RELEASE

Norfolk Southern combines railway operating regions to streamline operations, drive profitability, and support quality service

NORFOLK, Va., March 1, 2016 – Norfolk Southern today announced it is consolidating its three operating regions into two, effective March 15. The decision to further streamline railroad operations is part of the company’s ongoing execution of its five-year strategic plan, announced in December 2015, to enhance operating efficiencies, reduce costs, drive profitability, and accelerate growth. As previously announced, NS is targeting annual expense savings of $650 million by 2020.

“We are committed to aggressively controlling costs while delivering the high levels of superior service that our customers value,” said Mike Wheeler, executive vice president and chief operating officer. “Consolidating our operating regions will generate productivity savings, not only through right-sizing, but also by leveraging advancements in train dispatch technologies that support more fluid and efficient movement of freight across the network. As we continue to execute on our five-year strategic plan, we are confident that these steps will make Norfolk Southern a faster, lower-cost, and more profitable railroad.”

Earlier this year, Norfolk Southern streamlined division operations by combining the former Virginia and Pocahontas divisions into a larger Pocahontas Division. This became effective Feb. 1, and followed other key strategic initiatives including the reduction from three corporate office locations to two, restructuring of the Triple Crown Services subsidiary, integration of the D&H South Line to increase options for shippers, and idling of certain parts of the ‘West Virginia Secondary’ line.

Norfolk Southern’s network spans 22 states in the eastern U.S. The railroad presently manages train operations across 10 operating divisions that are part of three larger operating regions – the Eastern, Western, and Northern regions.

Under the new structure, effective March 15, Norfolk Southern’s network will be divided into Northern and Southern regions only. The Northern Region will include the Harrisburg, Pittsburgh, Dearborn, Lake, and Illinois divisions. Greg Comstock, a 41-year veteran of Norfolk Southern operations, will be the region’s general manager. The region’s chief engineers will be Eddie Otey, maintenance of way and structures, and Mick Ireton, communications and signals. The Southern Region will include the Piedmont, Alabama, Georgia, Central, and Pocahontas divisions. Todd Reynolds, a 22-year veteran of Norfolk Southern operations, will be the region’s general manager. The region’s chief engineers will be Lucious Bobbitt, maintenance of way and structures, and Randall Smith, communications and signals.

Each of the two consolidated regions will support approximately 1,000 daily crew starts for long-haul train operations, connecting customers and communities to global markets with freight rail that moves consumer goods, automobiles, coal, grain, and products essential to U.S. households, businesses, and industries.

About Norfolk Southern
Norfolk Southern Corporation (NYSE: NSC) is one of the nation’s premier transportation companies. Its Norfolk Southern Railway Company subsidiary operates approximately 20,000 route miles in 22 states and the District of Columbia, serves every major container port in the eastern United States, and provides efficient connections to other rail carriers. Norfolk Southern operates the most extensive intermodal network in the East and is a major transporter of coal, automotive, and industrial products.

Forward-Looking Statements
Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential” or other comparable terminology. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates, beliefs and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-K for the year ended Dec. 31, 2015, as well as the Company’s subsequent filings with the Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Copies of Norfolk Southern Corporation’s press releases and additional information about the Company are available at www.norfolksouthern.com or you can contact the Norfolk Southern Corporation Investor Relations Department by calling 757-629-2861.

Important Additional Information and Where to Find It
Norfolk Southern Corporation (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”). Additional information regarding the identity of these potential participants, none of whom owns in excess of 1 percent of the Company’s shares of Common Stock, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. This information can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders (the “2015 Proxy Statement”), filed with the SEC on March 25, 2015, or the Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 8, 2016 (the “Form 10-K”). To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2015 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

STOCKHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), 2015 PROXY STATEMENT, FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement (when filed), 2015 Proxy Statement, Form 10-K and any other documents (including the WHITE proxy card) filed or to be filed by the Company with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.nscorp.com) or by writing to Denise Hutson, Corporate Secretary, Norfolk Southern Corporation, Three Commercial Place, Norfolk, Virginia 23510.

Media Inquiries:
Jon Glass, 757-629-2789 (jonathan.glass@nscorp.com)

Investor Inquiries:
Katie Cook, 757-629-2861 (InvestorRelations@nscorp.com)

http://www.norfolksouthern.com

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